EXHIBIT A


 FIRST TRUST EXCHANGE-TRADED FUND

----------------------------------------------------------- --------------------

NAME OF FUND                                                   EXPENSE CAP TERM
----------------------------------------------------------- --------------------
First Trust Dow Jones Select MicroCap Indexsm Fund             April 30, 2021
----------------------------------------------------------- --------------------
First Trust Morningstar(R) Dividend Leaderssm Index Fund       April 30, 2021
----------------------------------------------------------- --------------------
First Trust Nasdaq-100 Equal Weighted Indexsm Fund             April 30, 2021
----------------------------------------------------------- --------------------
First Trust Nasdaq-100 Technology Sector Indexsm Fund          April 30, 2021
----------------------------------------------------------- --------------------
First Trust US Equity Opportunities ETF                        April 30, 2021
----------------------------------------------------------- --------------------
First Trust NYSE Arca Biotechnology Index Fund                 April 30, 2021
----------------------------------------------------------- --------------------
First Trust Capital Strength ETF                               April 30, 2021
----------------------------------------------------------- --------------------
First Trust Dow Jones Internet Indexsm Fund                    April 30, 2021
----------------------------------------------------------- --------------------
First Trust Nasdaq-100 Ex-Technology Sector Indexsm Fund       April 30, 2021
----------------------------------------------------------- --------------------
First Trust Nasdaq(R) Clean Edge(R) Green Energy Index Fund    April 30, 2021
----------------------------------------------------------- --------------------
First Trust Total US Market AlphaDEX ETF                       April 30, 2021
----------------------------------------------------------- --------------------
First Trust Value Line(R) Dividend Index Fund                  April 30, 2021
----------------------------------------------------------- --------------------
First Trust S&P REIT Index Fund                                April 30, 2021
----------------------------------------------------------- --------------------
First Trust Natural Gas ETF                                    April 30, 2021
----------------------------------------------------------- --------------------
First Trust Water ETF                                          April 30, 2021
----------------------------------------------------------- --------------------
First Trust Chindia ETF                                        April 30, 2021
----------------------------------------------------------- --------------------
First Trust Value Line(R) 100 Exchange-Traded Fund             April 30, 2021
----------------------------------------------------------- --------------------
First Trust Nasdaq(R) ABA Community Bank Index Fund            April 30, 2021
----------------------------------------------------------- --------------------